September 30, 2023

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 2.01% and 1.94%, respectively, in the third quarter of 2023, ahead of the Russell 1000 Value Index (Russell Value) which declined 3.16%. The three year annualized advances for SSHFX of 11.83% and for SSHVX of 12.05% were also ahead of the Russell Value’s 11.05%. As long-term investors, we highlight that Sound Shore’s 35 year annualized returns of 9.84% and 10.13%, for SSHFX and SSHVX, respectively, as of September 30, 2023, were ahead of the Russell Value at 9.72%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

In a quarter that saw the Standard & Poor’s 500 Index reach a twelve-month high during July, ultimately the Index declined by 3.27%, which was in line with the 3.16% decrease for the Russell Value. Stocks were off broadly with only the energy and communications sectors finishing ahead. Year-to-date, SSHFX’s portfolio is up 4.43% and SSHVX is up 4.59%, ahead of the Russell Value’s gain of 1.79%. While equity markets are still in positive territory for 2023, it is clear that recent investor caution reflects the Federal Reserve’s reiteration that high interest rates will likely persist for the foreseeable future.

With 45 years of investing experience through numerous market cycles, we remain alert in this unpredictable environment. We have said this in recent letters, but it bears repeating: As interest rates continue rebasing from a prolonged period of remarkably low levels, adjustments in the economy will be profound and take a long time. Our company specific, contrarian investment philosophy has always focused on finding attractively valued stocks with internally driven earnings growth that can drive value for years to come. Sound Shore’s long-term investment perspective looks forward to assess each company’s normal earning power, and also incorporates changes to the cost of capital and possible structural changes in demand. Consequently, these periods of uncertainty often create the best opportunities for our strategy, leading us to invest with managements executing durable strategies within sustainable business models. Our ability to retain a focused, long-term view is increasingly rare, but will likely continue to determine our success.

That said, current macro factors of higher inflation, rising rates, and a slowing economy are affecting stock prices in the short-term. Against this backdrop, many consumer stocks and financing-based business models declined in the third quarter. For example, GE Healthcare (GEHC) was our largest detractor for the period. A recent spinout from GE, the company is the world’s largest medical imaging supplier with steady growth and higher margins. We purchased the stock in the first quarter of 2023 when it was trading at 14 times normalized earnings, a significant discount to peers. Our research concluded that GEHC’s profit margins were temporarily depressed due to the spinoff and one-time Research & Development charges, and that management’s plan for improvement was credible. The stock got off to a strong start early in the year, but returned the bulk of its gains as higher borrowing rates for their customers created demand uncertainty. As well, 15% of GE Healthcare’s business is from China, where demand has slowed along with the economy. We view these headwinds as temporary, and added to our position during the stock’s recent pullback.

On the plus side of the ledger, we had strong contributions from independent power producers Vistra and Constellation Energy. Both stocks surged with higher US electricity prices as strong summer demand exposed reliability issues in many regions of the nation’s electric grid. Vistra, primarily a Texas electricity generator and marketer, is a name we’ve discussed in prior letters. The company is a low cost supplier with diversified fuel sources, and it will soon be closing its accretive acquisition of another merchant power generator, Energy Harbor. Even after its strong performance, the stock retains a 15% free cash flow yield.

Meanwhile, Midwest focused Constellation is the biggest producer of carbon-free electricity in the US with nuclear power plants representing the majority of its capacity. We added the name in January 2023 when the stock was trading at a below normal 15 times earnings. Our research identified an upside to earnings power from maturing hedges and regulatory changes, including the Inflation Reduction Act’s nuclear credit. A recent spinout from Exelon Corp, we viewed the strength of Constellation’s clean, reliable baseload power model as an appealing and high potential offering for residential and commercial customers. The company’s recent contract to supply Microsoft at premium power prices is evidence of the opportunity. Constellation is yet another example of an industry undergoing tremendous change that can offer attractive investment opportunities for investors with patience and a research process to uncover specific companies that are well positioned.

Away from power, drug maker Teva, a new holding, also performed well during the quarter. Teva develops, manufactures and markets generic and specialty drugs focused on neurological and respiratory diseases, as well as oncology. Following a period of poor capital allocation decisions in prior years, we were able to invest at a very attractive valuation. We now believe management has positioned the company for renewed growth, driven by its most promising branded drug pipeline in years. The investment is off to a good start and the stock gained after second quarter results topped consensus.

One year ago, our letter opined that there were a list of macro factors on investors’ minds along with central bank moves and the Ukrainian conflict following close behind. These themes ring true again in 2023. It has taken time and there’s likely to be more volatility ahead, but the market seems to finally be digesting the higher rate, higher inflation environment we are in. Sound Shore will continue to focus on opportunities in attractively valued, high quality companies with manageable risks that we can research and understand. We are encouraged that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. Finally, we note that at September 30, 2023, Sound Shore’s portfolio had a forward price-earnings multiple of 10.1 times consensus, a meaningful discount to the S&P 500 Index at 17.8 times and the Russell Value at 13.4 times, despite strong balance sheets and better free cash flow.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2023 were 18.19%, 5.30%, and 7.72%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 18.45%, 5.49%, and 7.91%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.94% for the Investor Class and 0.85% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2024. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The 1, 5, and 10-year average annual total returns for the same period were 21.62%, 9.92%, and 11.91%, respectively. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The 1, 5, and 10-year average annual total returns for the same period were 14.44%, 6.23%, and 8.45%, respectively.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/23: Constellation Energy Corp.: 1.95%; Energy Harbor: 0.00%; Exelon Corp.: 0.00%; GE Healthcare Technologies, Inc.: 3.07%; General Electric Company: 0.00%; Microsoft Corp.: 0.00%; Teva Pharmaceuticals Industries LTD: 2.97%; and Vistra Corp.: 3.52%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/23 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2023

	Share Amount	Value
Common Stock (97.0%) (a)
Consumer Discretionary (8.5%)
Bath & Body Works, Inc.	116,440	$3,935,672
General Motors Co.	772,780	25,478,556
Lennar Corp., Class A	153,005	17,171,751
PVH Corp.	331,960	25,398,260
		71,984,239
Consumer Staples (3.9%)
Conagra Brands, Inc.	438,995	12,037,243
The Kraft Heinz Co.	618,140	20,794,230
		32,831,473
Energy (8.7%)
Baker Hughes Co.	493,115	17,416,822
Kinder Morgan, Inc.	1,401,740	23,240,849
TotalEnergies SE, ADR	497,800	32,735,328
		73,392,999
Financials (12.1%)
Berkshire Hathaway, Inc., Class B (b)	62,935	22,046,130
Capital One Financial Corp.	285,075	27,666,529
Fidelity National Information Services, Inc.	391,145	21,618,584
Wells Fargo & Co.	743,200	30,367,152
		101,698,395
Health Care (26.1%)
Avantor, Inc. (b)	1,244,400	26,231,952
Cardinal Health, Inc.	237,520	20,621,486
Centene Corp. (b)	328,135	22,601,939
Elevance Health, Inc.	47,910	20,860,972
GE HealthCare Technologies, Inc.	381,120	25,931,405
Hologic, Inc. (b)	290,645	20,170,763
Merck & Co., Inc.	218,425	22,486,854
Organon & Co.	1,100,680	19,107,805
Pfizer, Inc.	516,690	17,138,607
Teva Pharmaceutical Industries, Ltd., ADR (b)	2,457,065	25,062,063
		220,213,846

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2023

	Share Amount	Value
Industrials (12.3%)
Acuity Brands, Inc.	112,860	$19,221,187
FedEx Corp.	83,920	22,232,086
Huntington Ingalls Industries, Inc.	119,285	24,403,325
PACCAR, Inc.	210,382	17,886,678
The Boeing Co. (b)	106,550	20,423,504
		104,166,780
Information Technology (17.7%)
Analog Devices, Inc.	109,320	19,140,839
Applied Materials, Inc.	124,820	17,281,329
Cisco Systems, Inc.	315,890	16,982,246
Flex, Ltd. (b)	1,161,175	31,328,501
Micron Technology, Inc.	350,785	23,863,904
NXP Semiconductors NV	107,055	21,402,436
Oracle Corp.	180,480	19,116,442
		149,115,697
Materials (2.2%)
Cleveland-Cliffs, Inc. (b)	1,172,650	18,328,520

Utilities (5.5%)
Constellation Energy Corp.	151,185	16,491,260
Vistra Corp.	895,420	29,710,035
		46,201,295
Total Common Stock (97.0%) (cost $698,217,664)		817,933,244

Short-Term Investment (3.1%)
Money Market Fund (3.1%)
First American Government Obligations Fund, Class X, 5.26% (c)	26,182,511	26,182,511
Total Short-Term Investment (3.1%) (cost $26,182,511)		26,182,511

Investments, at value (100.1%) (cost $724,400,175)		$844,115,755
Other Liabilities Less Assets (-0.1%)		(545,665)
Net Assets (100.0%)		$843,570,090

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2023

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of September 30, 2023.

ADR      American Depositary Receipt

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2023

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated Sound Shore Management, Inc. (the “Adviser”), as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2023

unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.

The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2023:

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2023

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$817,933,244	$–	$–	$817,933,244
Short-Term Investments	26,182,511	–	–	26,182,511
Total Investments	$844,115,755	$–	$–	$844,115,755

At September 30, 2023, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

[INTENTIONALLY LEFT BLANK]

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator
Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC
Portland, Maine

www.acaglobal.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
Philadelphia, Pennsylvania

207-QR-0923

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)
SEPTEMBER 30, 2023

SOUND SHORE FUND